EXHIBIT 99.2

THE MILLS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in Thousands)

Management has prepared the following unaudited pro forma consolidated financial statements based on the historical consolidated financial statements of The Mills Corporation (the “Company”) and adjusted to give effect to the acquisition of the Great Mall of the Bay Area (the “Great Mall”) in August 2003, the acquisition of the Del Amo Fashion Center and certain associated properties (the “Del Amo Properties”) in June 2003, the sale of 6,440 shares of 8.75% Series E Cumulative Redeemable Preferred Stock, par value $.01 per share in May 2003, the acquisition of five retail shopping centers (the “Cadillac Fairview Properties”) in January 2003, the sale of 100 shares of 9% Series C Cumulative Redeemable Preferred Stock, par value $.01 per share in January 2003, the acquisition of Riverside Square (“Riverside”) in December 2002, the sale of 3,400 shares of 9% Series C Cumulative Redeemable Preferred Stock, par value $.01 per share in December 2002, the sale of 4,000 shares of common stock in December 2002, the acquisition of additional ownership interests (“Simon”) in Arundel Mills, Arizona Mills, Concord Mills, Grapevine Mills and Ontario Mills in May 2002, and the sale of 7,500 shares of common stock in May 2002.

The unaudited pro forma consolidated balance sheet at June 30, 2003 has been prepared to reflect the subsequent acquisition of the Great Mall as if the acquisition occurred on June 30, 2003. The unaudited pro forma consolidated statements of income for the year ended December 31, 2002 and the six months ended June 30, 2003 have been prepared to present the results of operations of the Company as if the acquisitions of the Great Mall, the Del Amo Properties, the Cadillac Fairview Properties, the sale of 6,440 shares of 8.75% Series E Preferred Stock and the sale of 100 shares of 9% Series C Preferred Stock had occurred at the beginning of each period presented. In addition, the unaudited pro forma consolidated statements of income for the year ended December 31, 2002, include results of operations of the Company as if the acquisitions of Riverside and Simon and the sale of 3,400 shares of 9% Series C Preferred Stock, 4,000 shares of Common Stock sold in December 2002 and 7,500 shares of Common Stock sold in May 2002 had also occurred at the beginning of the period. The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations actually would have been had the aforementioned acquisitions and related transactions occurred at the beginning of each period presented, nor do they purport to project the consolidated operations for any future period.

The following unaudited pro forma consolidated financial statements should be read in conjunction with the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 19, 2003 announcing the acquisition of the Great Mall; the Form 8-K/A Amendment 2 filed with the SEC on August 12, 2003 related to the acquisition of the Del Amo Properties; the Form 8-K/A Amendment 2 filed with the SEC on August 11, 2003 related to the Cadillac Fairview Properties; Form 8-K filed with the SEC on June 9, 2003, which updated the Company’s consolidated financial statements and notes thereto to reflect the disposition of 27 single tenant properties as discontinued operations and the adoption of Statement for Financial Accounting Standards No. 145, of which a portion addressed reclassifying extraordinary losses from extinguishment of debt to ordinary income; the Consolidated Financial Statements and the Notes thereto that are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002; the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2003; and the Statement of Certain Revenues and Certain Operating Expenses and Notes included elsewhere in this Form 8-K/A. In the Company’s opinion, all significant adjustments necessary to reflect the effects of the acquisition of the Great Mall have been made.

THE MILLS CORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2003

(Unaudited and in Thousands)

	Historical (A)	Great Mall Pro Forma Adjustments		Pro Forma Consolidated
ASSETS
Income producing property:
Land and land improvements	$376,062	$98,527	(B)	$474,589
Building and improvements	1,735,367	167,648	(B)	1,903,015
Furniture, fixtures and equipment	56,003	—		56,003
Less: accumulated depreciation and amortization	(312,233)	—		(312,233)

Net income producing property	1,855,199	266,175		2,121,374
Land held for investment and/or sale	11,797	—		11,797
Construction in progress	267,424	—		267,424
Investment in unconsolidated joint ventures	721,774	—		721,774

Net real estate and development assets	2,856,194	266,175		3,122,369
Cash and cash equivalents	22,910	—		22,910
Restricted cash	33,761	40	(C)	33,801
Accounts receivable, net	43,052	—		43,052
Notes receivable	34,476	—		34,476
Deferred costs, net	101,522	496	(D)	102,018
Other assets	11,868	(1,870)	(E)	9,998

TOTAL ASSETS	$3,103,783	$264,841		$3,368,624

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgages, notes and loans payable	$2,047,200	$262,488	(F)	$2,309,688
Accounts payable and other liabilities	128,028	2,353	(G)	130,381

	2,175,228	264,841		2,440,069
Minority interest, including Series D Preferred Units	140,062	—		140,062
Series A Cumulative Convertible Preferred Stock, par value $.01, 750 shares authorized, issued and outstanding	75,000	—		75,000
Series B Cumulative Redeemable Preferred Stock, par value $.01, 4,300 shares authorized, issued and outstanding	107,500	—		107,500
Series C Cumulative Redeemable Preferred Stock, par value $.01, 3,500 shares authorized, issued and outstanding	87,500	—		87,500
Series E Cumulative Redeemable Preferred Stock, par value $.01, 6,440 shares authorized, issued and outstanding	161,000	—		161,000
Common stock, $.01 par value, 100,000 shares authorized, 44,307 shares issued and outstanding	443	—		443
Additional paid-in capital	844,736	—		844,736
Accumulated deficit	(454,114)	—		(454,114)
Accumulated other comprehensive loss	(21,770)	—		(21,770)
Deferred compensation	(11,802)	—		(11,802)

TOTAL STOCKHOLDERS’ EQUITY	713,493	—		713,493

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,103,783	$264,841		$3,368,624

See accompanying notes to these financial statements

THE MILLS CORPORATION

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2003

(Unaudited and in Thousands)

(A)	Reflects the Company’s historical consolidated balance sheet as of June 30, 2003.

(B)	Represents management’s estimate of the allocation of the Company’s purchase price and closing costs for the Great Mall. The Company has not finalized the allocation of the purchase price and, therefore, such allocation is preliminary and subject to change.

(C)	Represents cash reserved for future capital expenditures in conjunction with the mortgage loan.

(D)	Reflects deferred loan fees related to the mortgage loan used to acquire the Great Mall.

(E)	Reflects a decrease in prepaid assets as funds were deposited into escrow prior to June 30, 2003. This was partially reduced by prepaid interest on the mortgage loan.

(F)	Represents increases in mortgages, notes and loans payable for the $175,000 mortgage loan and an $87,488 increase in the amount outstanding under the Company’s unsecured revolving line of credit.

(G)	Represents accruals for the Great Mall acquisition and loan closing costs.

THE MILLS CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(Unaudited and in Thousands Except Per Share Amounts)

REVENUES:	Historical (A)	Cadillac Fairview Properties Pro Forma Adjustments		Del Amo Properties Pro Forma Adjustments		Great Mall Pro Forma Adjustments		Pro Forma Consolidated (I)
Minimum rent	$88,564	$3,500	(B)	$13,582	(C)	$10,851	(D)	$116,497
Percentage rent	243	—	(B)	374	(C)	20	(D)	637
Recoveries from tenants	44,552	2,215	(B)	4,752	(C)	4,733	(D)	56,252
Other property revenue	11,530	397	(B)	470	(C)	258	(D)	12,655
Management fee income from unconsolidated joint ventures	6,331	—		—		—		6,331
Other fee income from unconsolidated joint ventures	2,280	—		—		—		2,280

Total operating revenues	153,500	6,112		19,178		15,862		194,652

EXPENSES:
Recoverable from tenants	38,250	1,990	(B)	4,086	(C)	4,390	(D)	48,716
Other operating	5,108	247	(B)	390	(C)	889	(D)	6,634
General and administrative	9,136	—		—		—		9,136
Depreciation and amortization	33,643	1,015	(E)	3,682	(E)	2,097	(E)	40,437

Total operating expenses	86,137	3,252		8,158		7,376		104,923

	67,363	2,860		11,020		8,486		89,729
OTHER INCOME AND EXPENSES:
Equity in earnings of unconsolidated joint ventures	10,964	—		—		—		10,964
Interest income	4,909	—		—		—		4,909
Interest expense	(30,192)	(1,473	)(F)	(6,550	)(F)	(9,117	)(F)	(47,332)
Loss on extinguishment of debt	(550)	—		—		—		(550)
Other income (expense)	(235)	—		—		—		(235)
Foreign currency exchange gains, net	23,080	—		—		—		23,080

INCOME BEFORE DISCONTINUED OPERATIONS AND MINORITY INTEREST	75,339	1,387		4,470		(631)		80,565
Discontinued operations	128	—		—		—		128

INCOME BEFORE MINORITY INTEREST	75,467	1,387		4,470		(631)		80,693
Minority interest, including Series D Preferred Unit distributions	(17,610)							(17,719	)(G)

NET INCOME	57,857							62,974
Series B, C and E Preferred Stock dividends	(10,994)							(15,817	)(H)

INCOME AVAILABLE TO COMMON STOCKHOLDERS	$46,863							$47,157

EARNINGS PER COMMON SHARE — BASIC:
Income per common share before discontinued operations available to stockholders	$1.08							$1.09
Discontinued operations per common share	—							—

Income per common share	$1.08							$1.09

EARNINGS PER COMMON SHARE — DILUTED:
Income per common share before discontinued operations available to stockholders	$1.07							$1.07
Discontinued operations per common share	—							—

Income per common share	$1.07							$1.07

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	43,171							43,171

Diluted	43,986							43,986

See accompanying notes to these financial statements

THE MILLS CORPORATION

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(Unaudited and in Thousands Except Per Share Amounts)

(A)	Reflects the historical results of the Company for the six months ended June 30, 2003. These amounts include the results of operations for the Cadillac Fairview Properties from February 1 through June 30, 2003.

(B)	Represents certain revenues and certain operating expenses for the Cadillac Fairview Properties for the month of January 2003 as the properties were acquired on January 31, 2003.

(C)	Represents certain revenues and certain operating expenses for the Del Amo Properties for the six month ended June 30, 2003 as the properties were acquired on June 30, 2003.

(D)	Represents certain revenues and certain operating expenses for the Great Mall for the six months ended June 30, 2003 as the properties were acquired on August 5, 2003.

(E)	Represents depreciation and amortization expense calculated on the preliminary allocation of the purchase price for the Cadillac Fairview Properties, the Del Amo Properties and the Great Mall based on an estimated useful life of 40 years.

(F)	Represents interest expense and amortization of loan fees from the newly acquired or assumed mortgage loans.

•	In conjunction with the acquisition of the Great Mall, the Company obtained a $175.0 million mortgage loan. The mortgage loan is secured by the properties. The interest rate on the mortgage loan is fixed at a rate of 4.8%. The loan matures in 2008. Also in conjunction with the acquisition of the Great Mall, the Company borrowed under its unsecured revolving line of credit. The unsecured revolving line of credit bears interest at LIBOR plus 225 basis points and will mature in June 2006.

•	In conjunction with the acquisition of the Del Amo Properties, the Company obtained a $316.0 million mortgage loan. The mortgage loan is secured by the properties. The interest rate on the mortgage loan is variable with an initial rate of LIBOR plus 240 basis points. The loan matures in 2006 and has two one-year extension options. In conjunction with this refinancing, the Company entered into a swap agreement to effectively fix the interest rate at 4.07% on a notional amount of $190.0 million through December 2004.

•	In conjunction with the acquisition of the Cadillac Fairview Properties, the Company obtained a mortgage loan totaling $320.0 million secured by Dover Mall, Dover Commons, The Galleria at White Plains, Northpark Mall and The Esplanade. The mortgage loan bears interest at LIBOR plus 210 basis points. The loan matures in February 2006 and has two one-year extension options. In conjunction with this refinancing, the Company entered into a swap agreement to effectively fix the interest rate at 4.17% on a notional amount of $245.0 million through February 2005. Also in conjunction with the acquisition of the Cadillac Fairview Properties, the Company assumed a $62.0 million mortgage secured by Broward Mall. The loan bears interest at an effect rate of 5.34% and matures in March 2009.

(G)	Reflects change in income allocated to minority interest totaling $109 for the acquisition of the Cadillac Fairview Properties, the Del Amo Properties and the Great Mall.

(H)	Reflects additional dividends of $10 on the 9% Series C Cumulative Redeemable Preferred Stock of 100 shares for the 22 days ended January 22, 2003 and dividends of $4,813 on the 8.75% Series E Cumulative Redeemable Preferred Stock of 6,440 shares for the period January 1, 2003 through May 4, 2003, the date the preferred shares were issued. Dividends on the 3,400 shares of 9% Series C Cumulative Redeemable Preferred Stock sold in December 2002 are already reflected in the historical results.

THE MILLS CORPORATION

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(Unaudited and in Thousands Except Per Share Amounts)

(I)	Represents the Company’s pro forma consolidated statement of income including pro forma basic and diluted earnings per common share for the six months ended June 30, 2003. The following table sets forth the computation of pro forma basic and diluted earnings per common share for the six months ended June 30, 2003.

Numerator for pro forma basic earnings per common share	$46,990

Numerator for pro forma diluted earnings per common share	$47,229

Denominator:
Denominator for basic earnings per common share – weighted average shares	43,736
Unvested Restricted Stock Awards – weighted average common shares	(565)

Denominator for basic earnings per common share adjusted – weighted average shares	43,171
Employee stock options and restricted stock awards	815

Denominator for diluted earnings per common share – adjusted weighted average shares	43,986

Pro forma basic earnings per common share	$1.09

Pro forma diluted earnings per common share	$1.07

THE MILLS CORPORATION

CONSOLIDATED PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(Uaudited and in Thousands Except Per Share Amounts)

REVENUES:	Historical (A)	Simon Pro Forma Adjustments		Riverside Pro Forma Adjustments		Cadillac Fairview Properties Pro Forma Adjustments		Del Amo Properties Pro Forma Adjustments		Great Mall Pro Forma Adjustments		Pro Forma Consolidated (L)
Minimum rent	$119,568	$—		$4,637	(C)	$40,371	(D)	$27,231	(E)	$22,806	(F)	$214,613
Percentage rent	2,267	—		722	(C)	1,252	(D)	2,427	(E)	637	(F)	7,305
Recoveries from tenants	58,123	—		5,635	(C)	27,446	(D)	9,581	(E)	8,826	(F)	109,611
Other property revenue	15,748	—		402	(C)	5,963	(D)	1,797	(E)	398	(F)	24,308
Management fee income from unconsolidated joint ventures	10,925	415	(B)	—		—		—		—		11,340
Other fee income from unconsolidated joint ventures	8,856	—		—		—		—		—		8,856

Total operating revenues	215,487	415		11,396		75,032		41,036		32,667		376,033

EXPENSES:
Recoverable from tenants	52,562	—		5,664	(C)	25,570	(D)	8,523	(E)	8,686	(F)	101,005
Other operating	6,281	—		91	(C)	913	(D)	496	(E)	1,793	(F)	9,574
General and administrative	17,736	—		—		—		—		—		17,736
Depreciation and amortization	48,405	2,050	(G)	1,954	(G)	13,763	(G)	7,364	(G)	4,195	(G)	77,731

Total operating expenses	124,984	2,050		7,709		40,246		16,383		14,674		206,046

	90,503	(1,635)		3,687		34,786		24,653		17,993		169,987
OTHER INCOME AND EXPENSES:
Equity in earnings of unconsolidated joint ventures	30,509	2,434	(B)	—		—		—		—		32,943
Interest income	7,440	—		—		—		—		—		7,440
Interest expense	(48,156)	1,234		(4,730	)(H)	(17,381	)(H)	(12,318	)(H)	(8,944	)(H)	(90,295)
Loss on extinguishment of debt	(1,260)	—		—		—		—		—		(1,260)
Other income (expense)	(653)	—		—		—		—		—		(653)
Foreign currency exchange gain, net	11,582	—		—		—		—		—		11,582

INCOME BEFORE DISCONTINUED OPERATIONS AND MINORITY INTEREST	89,965	2,033		(1,043)		17,405		12,335		9,049		129,744
Discontinued operations	397	—		—		—		—		—		397

INCOME BEFORE MINORITY INTEREST	90,362	2,033		(1,043)		17,405		12,335		9,049		130,141
Minority interest, including Series D Preferred Unit distributions	(27,887)											(29,979	)(I)

NET INCOME	62,475											100,162
Series B, C and E Preferred Stock dividends	(2,555)											(24,221	)(J)

INCOME AVAILABLE TO COMMON STOCKHOLDERS	$59,920											$75,941

EARNINGS PER COMMON SHARE — BASIC:
Income per common share before discontinued operations available to stockholders	$1.67											$1.80
Discontinued operations per common share	0.01											0.01

Income per common share	$1.68											$1.81

EARNINGS PER COMMON SHARE — DILUTED:
Income per common share before discontinued operations available to stockholders	$1.65											$1.77
Discontinued operations per common share	0.01											0.01

Income per common share	$1.66											$1.78

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	35,491	2,528	(K)			3,868	(K)					41,887

Diluted	36,355	2,528	(K)			3,868	(K)					42,751

See accompanying notes to these financial statements

THE MILLS CORPORATION

NOTES TO PRO FORMACONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(Unaudited and in Thousands Except Per Share Amounts)

(A)	Reflects the audited historical results of the Company for the year ended December 31, 2002. These amounts include the results of operations for Riverside from December 13 through December 31, 2002 and Simon from May 31 through December 31, 2002.

(B)	Represents the pro forma adjustments to record the additional share of management fee income and equity in earnings resulting from the Simon acquisition for the period January 1 through May 30, 2002.

(C)	Represents certain revenues and certain operating expenses for Riverside for the period January 1 through December 12, 2002.

(D)	Represents certain revenues and certain operating expenses for the Cadillac Fairview Properties for the year ended December 31, 2002.

(E)	Represents certain revenues and certain operating expenses for the Del Amo Properties for the year ended December 31, 2002.

(F)	Represents certain revenues and certain operating expenses for the Great Mall for the year ended December 31, 2002.

(G)	Represents pro forma depreciation and amortization of loan fees calculated on the preliminary allocation of the purchase price and closing costs based on an estimated useful life of 40 years pro-rated for the period that the acquired center was not owned by the Company. Also reflects the pro forma adjustment for amortization due to the increase in the Company’s investment basis subsequent the Simon acquisition.

(H)	Represents interest expense and amortization expense from the newly acquired or assumed mortgage loans.

•	In conjunction with the acquisition of the Great Mall, the Company obtained a $175.0 million mortgage loan. The mortgage loan is secured by the properties. The interest rate on the mortgage loan is fixed at a rate of 4.8%. The loan matures in 2008. Also in conjunction with the acquisition of the Great Mall, the Company borrowed under its unsecured revolving line of credit. The unsecured revolving line of credit bears interest at LIBOR plus 225 basis points and will mature in June 2006.

•	In conjunction with the acquisition of the Del Amo Properties, the Company obtained a $316.0 million mortgage loan. The mortgage loan is secured by the properties. The interest rate on the mortgage loan is variable with an initial rate of LIBOR plus 240 basis points. The loan matures in 2006 and has two one-year extension options. In conjunction with this refinancing, the Company entered into a swap agreement to effectively fix the interest rate at 4.07% on a notional amount of $190.0 million through December 2004.

•	In conjunction with the acquisition of the Cadillac Fairview Properties, the Company obtained a mortgage loan totaling $320.0 million secured by Dover Mall, Dover Commons, The Galleria at White Plains, Northpark Mall and The Esplanade. The mortgage loan bears interest at LIBOR plus 210 basis points. The loan matures in February 2006 and has two one-year extension options. In conjunction with this refinancing, the Company entered into a swap agreement to effectively fix the interest rate at 4.17% on a notional amount of $245.0 million through February 2005. Also in conjunction with the acquisition of the Cadillac Fairview Properties, the Company assumed a $62.0 million mortgage secured by Broward Mall. The loan bears interest at an effect rate of 5.34% and matures in March 2009.

•	In conjunction with the acquisition of Riverside, the Company obtained a $65.0 million mortgage loan. The mortgage loan is secured by the property. The interest rate on the mortgage loan is fixed at a rate of 5.77%. The loan matures in 2013. Also in conjunction with the acquisition of the Great Mall, the Company borrowed under its unsecured revolving line of credit. The unsecured revolving line of credit bears interest at LIBOR plus 225 basis points and will mature in June 2006.

THE MILLS CORPORATION

NOTES TO PRO FORMACONSOLIDATED STATEMENT OF INCOME (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(Uaudited and in Thousands Except Per Share Amounts)

(I)	Reflects change in income allocated to minority interest totaling $2,092 for the acquisitions of Simon, Riverside, the Cadillac Fairview Properties, the Del Amo Properties and the Great Mall occurred as of January 1, 2002.

(J)	Reflects additional dividends of $7,578 on 3,500 shares of the 9% Series C Cumulative Redeemable Preferred Stock, including 100 shares that were sold in January 2003 and dividends of $14,088 on the 6,440 shares of 8.75% Series E Cumulative Redeemable Preferred Stock. The dividend on the 3,400 shares of 9% Series C Cumulative Preferred Stock sold in December 2002 and used for the acquisition of the Cadillac Fairview Properties, is reflected in the historical results for the period from December 17 through December 31, 2002.

(K)	Represents the pro forma weighted average shares outstanding. In May 2002 and December 2002, the Company sold 7,500 and 4,000 common shares respectively, par value $.01 per share, in connection with the Simon and Cadillac Fairview acquisitions.

(L)	Represents the Company’s pro forma consolidated statement of income including pro forma basic and diluted earnings per common share. The following table sets forth the computation of the pro forma basic and pro forma diluted earnings per common share for the year ended December 31, 2002.

Numerator for pro forma basic earnings per common share	$75,820

Numerator for pro forma diluted earnings per common share	$76,258

Denominator:
Denominator pro forma for basic earnings per common share – weighted average shares	42,123
Unvested Restricted Stock Awards – weighted average common shares	(236)

Denominator pro forma for basic earnings per common share adjusted – weighted average shares	41,887
Employee stock options and restricted stock awards	864

Denominator pro forma for diluted earnings per common share – adjusted weighted average shares	42,751

Pro forma basic earnings per common share	$1.81

Pro forma diluted earnings per common share	$1.78